UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2008

ENERJEX RESOURCES, INC.

(Name of small business issuer in its charter)

Nevada	000-30234	88-0422242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7300 W. 110th, 7th Floor Overland Park, KS	66210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 693-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

Dr. Rector Press Release

On March 25, 2008, the Company issued a press release announcing the appointment of Dr. James Rector as a new board member. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

December 31, 2007 Audited Financial Statements

The Company’s independent registered public accounting firm audited the Company’s financial statements at and for the nine-month period ended December 31, 2007. The audited financial statements are set forth in Exhibit 99.2. While the financial statements contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2007 do not need to be amended or restated, the Company had its financial statements for this period audited in order to remove the references and footnote regarding the Company’s ability to continue as a going concern as a result of its improved financial results and condition.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit Number	Description
99.1	Dr. Rector Press Release dated March 25, 2008
99.2	Audited Financial Statements at and for the nine months ended December 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

By: /s/ Steve Cochennet

Steve Cochennet, Chief Executive Officer

Date: April 2, 2008

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